                                POWER OF ATTORNEY

   The undersigned  Trustees/Directors  and officers, as indicated  respectively below, of BT Investment Funds, BT Institutional  Funds, BT Pyramid Mutual Funds,
BT Advisor Funds, RREEF Securities Trust,  Morgan Grenfell  Investment Trust and
Deutsche  Investors  Portfolios  Trust  (each,  a "Trust")  and Cash  Management
Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money
Portfolio,  International  Equity Portfolio,  Equity 500 Index Portfolio,  Asset
Management  Portfolio,  and BT Investment Portfolios (each, a "Portfolio Trust")
and  Deutsche  Bank  Alex.   Brown  Cash  Reserve  Fund,  Inc.,  Flag  Investors
Communications  Fund,  Inc.,  Flag  Investors  Value  Builder Fund,  Inc.,  Flag
Investors  Equity  Partners  Fund,  Inc.,  Real Estate  Securities  Fund,  Inc.,
Emerging  Growth Fund,  Inc.,  Short-Intermediate  Income Fund,  Inc.,  Deutsche
Investors  Fund,  Inc. and Deutsche Asset  Management VIT Funds (each, a "Fund")
each hereby  constitutes and appoints  Daniel O. Hirsch,  Bruce A. Rosenblum and
Caroline Pearson,  each of them with full powers of substitution,  as his or her true and lawful  attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration  Statements on Form
N-1A, and any and all amendments  thereto,  and all other documents,  filed by a
Trust,  Portfolio Trust or Fund with the Securities and Exchange Commission (the
"SEC") under the Investment Company Act of 1940, as amended, and (as applicable)
the Securities Act of 1933, as amended,  and any and all instruments  which such attorneys and agents,  or any of them, deem necessary or advisable to enable the
Trust, Portfolio Trust or Fund to comply with such Acts, the rules,  regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other  jurisdiction  and to file the same,  with all exhibits  thereto and other documents in connection  therewith,  with the SEC and such other  jurisdictions, and the  undersigned  each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents,  or any of them,  shall do or cause to be done by virtue  hereof.  Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revoke any Powers of Attorney  previously granted with respect to any Trust,  Portfolio
Trust or Fund concerning the filings and actions described herein.

   IN WITNESS WHEREOF,  each of the undersigned has hereunto set his or her hand as of the 3rd day of September, 2002.

SIGNATURES                                       TITLE

/s/ William Glavin                               President of each Trust,
---------------------------------------          Portfolio Trust and Fund
William Glavin

/s/ Gary French                                  Treasurer and Chief Financial
---------------------------------------          Officer of each Trust,
Gary French                                      Portfolio Trust and Fund

/s/ Richard R. Burt                              Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Richard R. Burt

/s/ S. Leland Dill                               Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
S. Leland Dill

/s/ Martin J. Gruber                             Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Martin J. Gruber

/s/ Richard T. Hale                              Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Richard T. Hale

/s/ Joseph R. Hardiman                           Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Joseph R. Hardiman

/s/ Richard J. Herring                           Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Richard J. Herring

/s/ Graham E. Jones                              Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Graham E. Jones

/s/ Rebecca W. Rimel                             Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Rebecca W. Rimel

/s/ Philip Saunders, Jr.                         Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Philip Saunders, Jr.

/s/ William N. Searcy                            Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
William N. Searcy

/s/ Robert H. Wadsworth                          Trustee/Director of each Trust,
---------------------------------------          Portfolio Trust and Fund
Robert H. Wadsworth